SECURITIES AND EXCHANGE COMMISSION

			    WASHINGTON, D.C. 20549

			      ------------------

				   FORM 8-K

			       CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



DATE OF REPORT (Date of earliest event reported)  June 11, 1999
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		     JITNEY-JUNGLE STORES OF AMERICA, INC.
	    ------------------------------------------------------
	    (Exact name of registrant as specified in its charter.)



    MISSISSIPPI                   33-80833                64-0280539
 ---------------------------------------------------------------------------
 (State or other             (Commission File            (IRS Employer
 jurisdiction of                   Number)           Identification Number)
  incorporation)



	       1770 Ellis Avenue, Suite 200, Jackson, MS 39204
	      --------------------------------------------------
	      (Address of Principal Executive Offices - Zip Code)




				(601) 965-8600
	      ----------------------------------------------------
	      (Registrant's telephone number, including area code)




				       N/A
	--------------------------------------------------------------
	(Former name and former address, if changed since last report.)

Item 5.  Other Events.

On June 8, 1999, the Company announced the resignation of Michael E. Julian, Chairman of the Board and Chief Exective Officer, and Richard D. Coleman, Chief Financal Officer. The Company named Ronald E. Johnson as Chief Executive Officer and reappointed David R. Black as Chief Financial
Officer. Attached as exhibit 99.1 is the related press release, which is incorporated by reference.





Item 7.  Financial Statements and Exhibits.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.



	 Exhibit No.       Description

		99.1       Jitney-Jungle Stores of America, Inc.
			   Press Release, dated June 9, 1999.

				  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		   JITNEY-JUNGLE STORES OF AMERICA, INC.




		      By:    /S/David R. Black
			  ------------------------------------
			     David R. Black
			     Senior Vice President and
			     Chief Financial Officer



Date:    June 9, 1999